UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2015

NISSAN AUTO LEASE TRUST 2015-B

(Exact name of Issuing Entity as specified in its charter with respect to the Notes)

NISSAN AUTO LEASING LLC II

(Exact name of Depositor as specified in its charter and Transferor of the SUBI Certificate to the Issuing Entity)

NISSAN-INFINITI LT

(Exact name of Issuer as specified in its charter with respect to the SUBI Certificate)

DELAWARE	333-195774-04	38-7147973
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE	37067
(Address of principal executive offices)	(Zip Code)

(615) 725-1127

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement

On November 12, 2015 (the “Closing Date”), NILT Inc. (defined below) created a special unit of beneficial interest (the “2015-B SUBI”) in specified assets of Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan and Infiniti vehicles leased under the Leases (the “Leased Vehicles”) and related property (collectively, the “2015-B SUBI Assets”) pursuant to the Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, dated as of August 26, 1998, by and among NILT Trust, a Delaware statutory trust (“NILT Trust”), as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (“NILT, Inc.”), Wilmington Trust Company (“WTC”), as Delaware trustee, and U.S. Bank National Association (“U.S. Bank”), as trust agent, as supplemented by a 2015-B SUBI Supplement dated as of the Closing Date (the “2015-B SUBI Supplement”). Also on the Closing Date, NMAC, as servicer, Nissan-Infiniti LT and NILT Trust entered into a 2015-B SUBI Servicing Supplement, dated as of the Closing Date (the “2015-B SUBI Servicing Supplement”) and supplementing the Servicing Agreement, dated as of March 1, 1999, to provide for the servicing obligations of the 2015-B SUBI Assets. In connection with the creation of the 2015-B SUBI, Nissan-Infiniti LT issued to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2015-B SUBI (the “2015-B SUBI Certificate”). On the Closing Date, NILT Trust sold the 2015-B SUBI Certificate to NALL II pursuant to a SUBI Certificate Transfer Agreement by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II further sold the 2015-B SUBI Certificate to Nissan Auto Lease Trust 2015-B, a Delaware statutory trust (the “Trust”), pursuant to a Trust SUBI Certificate Transfer Agreement by and between NALL II, as transferor, and the Trust, as transferee. The Issuing Entity was created pursuant to a Trust Agreement, dated as of October 21, 2015, as amended and restated by the Amended and Restated Trust Agreement, dated as of the Closing Date (the “Amended and Restated Trust Agreement”), by and between NALL II, as transferor, and Wilmington Trust, National Association (“WTNA”), as owner trustee (the “Owner Trustee”). On the Closing Date, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuing Entity, as issuer, and U.S. Bank, as indenture trustee (the “Indenture Trustee”), of the Notes. The Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee, entered into that certain Trust Administration Agreement, dated as of the Closing Date (the “Trust Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. The Publicly Registered Notes, with an aggregate principal balance of $919,300,000, were sold to Citigroup Global Markets Inc., as the representative of several underwriters (the “Underwriters”), pursuant to the Underwriting Agreement. The Publicly Registered Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3, as amended (Commission File No. 333-195774). With respect to the foregoing transactions, the Issuing Entity, as issuer, NILT Trust, as grantor and initial beneficiary (in such capacity, the “UTI Beneficiary”), Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, WTNA, as Owner Trustee, WTC, as Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee, entered into that certain Agreement of Definitions, dated as of the Closing Date (the “Agreement of Definitions”).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Agreement of Definitions, as Exhibit 10.2 is the 2015-B SUBI Supplement, as Exhibit 10.3 is the 2015-B Servicing Supplement, as Exhibit 10.4 is the Amended and Restated Trust Agreement for the Issuing Entity, as Exhibit 10.5 is the Trust Administration Agreement, as Exhibit 10.6 is the SUBI Certificate Transfer Agreement, and as Exhibit 10.7 is the Trust SUBI Certificate Transfer Agreement.

ITEM 9.01.	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

4.1	Indenture, dated as of November 12, 2015, by and between the Issuing Entity, as issuer, and U.S. Bank, as Indenture Trustee.

10.1	Agreement of Definitions, dated as of November 12, 2015, by and among the Issuing Entity, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, National Association, as Owner Trustee, Wilmington Trust Company, as Delaware trustee, U.S. Bank, as trust agent, as Indenture Trustee and as Secured Party.

10.2	2015-B SUBI Supplement, dated as of November 12, 2015, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust Company, as Delaware trustee, and U.S. Bank, as trust agent.

10.3	2015-B SUBI Servicing Supplement, dated as of November 12, 2015, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

10.4	Amended and Restated Trust Agreement for the Issuing Entity, dated as of November 12, 2015, by and between NALL II, as transferor, and Wilmington Trust, National Association, as Owner Trustee.

10.5	Trust Administration Agreement, dated as of November 12, 2015, by and among the Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

10.6	SUBI Certificate Transfer Agreement, dated as of November 12, 2015, by and between NILT Trust, as transferor, and NALL II, as transferee.

10.7	Trust SUBI Certificate Transfer Agreement, dated as of November 12, 2015, by and between NALL II, as transferor, and the Issuing Entity, as transferee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2015	NISSAN AUTO LEASING LLC II

	By:	/s/ Benjamin N. Miller
	Name:	Benjamin N. Miller
	Title:	Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of November 12, 2015, by and between the Issuing Entity, as issuer, and U.S. Bank, as Indenture Trustee.

Exhibit 10.1	Agreement of Definitions, dated as of November 12, 2015, by and among the Issuing Entity, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, National Association, as Owner Trustee, Wilmington Trust Company, as Delaware trustee, U.S. Bank, as trust agent, as the Indenture Trustee and as Secured Party.

Exhibit 10.2	2015-B SUBI Supplement, dated as of November 12, 2015, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust Company, as Delaware trustee, and U.S. Bank, as trust agent.

Exhibit 10.3	2015-B SUBI Servicing Supplement, dated as of November 12, 2015, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

Exhibit 10.4	Amended and Restated Trust Agreement for the Issuing Entity, dated as of November 12, 2015, by and between NALL II, as transferor, and Wilmington Trust, National Association, as Owner Trustee.

Exhibit 10.5	Trust Administration Agreement, dated as of November 12, 2015, by and among the Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

Exhibit 10.6	SUBI Certificate Transfer Agreement, dated as of November 12, 2015, by and between NILT Trust, as transferor, and NALL II, as transferee.

Exhibit 10.7	Trust SUBI Certificate Transfer Agreement, dated as of November 12, 2015, by and between NALL II, as transferor, and the Issuing Entity, as transferee.